SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

14. SUBSEQUENT EVENTS

Events not disclosed elsewhere in these consolidated financial statements are as follows:

On November 1, 2021, the Company entered into a letter agreement (the "LA") with a New York-based company, whereby the company will provide investor relations services to the Company. As compensation for performing these services, the Company will pay a non-refundable monthly retainer of US$5,000 and issue 11,200 shares of restricted stock in three tranches: 3,800 on January 1, 2022; 3,700 on April 1, 2022 and 3,700 on July 1, 2022. If the contract is terminated prior to the issuance date, the outstanding balance is not owed. The services will continue for an initial term of one year unless sooner terminated by either party giving the other 15 days written notice.

On November 9, 2021, 12,500 warrants were exercised for gross proceeds of $118,250.

In November 2021, the Company entered into director indemnity agreements (the "DIAs") with five directors of the Company. Pursuant to the DIAs and subject to all applicable laws, including the applicable limitations and restrictions set forth in the Business Corporations Act (British Columbia), the Company will:
•	Indemnify and save harmless the Directors against and from:
o

any and all charges or claims by reason of them being or having been a director of the Company or another corporation, at a time when the other corporation is or was an affiliate of the Company, or at the request of the Company;

o

any and all costs, damages, expenses, fines, liabilities, losses and penalties (the "Consequences") which they may sustain, incur or be liable for in consequence of their acting as a director of the Company, whether sustained or incurred by reason of their negligence, default, breach of duty or trust, failure to exercise due diligence or otherwise in relation to the Company or any of its affairs; and

o

in particular, and without in any way limiting the generality of the foregoing, any and all Consequences which they may sustain, incur or be liable for as a result of or in connection with the release or presence in the environment of substances, contaminants, litter, waste, effluent, refuse, pollutants or deleterious materials and that arise out of or are in any way connected with the management, operation, activities or existence of the Company or by virtue of them holding any other directorship with any other entity at the Company's request.

•	gross up any indemnity payment made pursuant to the DIAs by the amount of any income tax payable by the Directors in respect of that payment; and
•

indemnify the Directors for the amount of all costs they incur in obtaining any Court approval required to enable or require the Company to make a payment to them under the DIAs, or enforce the DIAs against the Company, including without limitation legal fees and disbursements on a full indemnity basis.

Notwithstanding the above-noted, the Company will have no obligation to indemnify or save harmless the Directors in respect of any liability for which they are entitled to indemnity pursuant to any valid and collectible policy of insurance obtained and maintained by the Company, to the extent of the amounts actually collected by the Directors under the insurance policy.